Davis Series, Inc.
File Number 811-02679
For the period ending 6/30/2004

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            11827

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             5316
	    Class C             3795
	    Class Y		 804


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 21.33

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 18.96
	    Class C           $ 19.77
	    Class Y           $ 21.85


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  295

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  505
	    Class C	      $   97
	    Class Y	      $    4

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.07

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.05
    	    Class C	      $ 0.05
	    Class Y	      $ 0.08

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             3760

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        7729
	    Class C             1463
	    Class Y		  41


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.59

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.58
	    Class C           $ 5.60
	    Class Y           $ 5.64


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1295

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  154
	    Class C	      $   24

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.003

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.003
    	    Class C	      $ 0.003

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      541729

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            59298
	    Class C             9869

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             14641

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		 8051
	    Class C              2939
	    Class Y		  264


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 38.03

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 35.42
	    Class C           $ 35.97
	    Class Y           $ 38.54


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 878

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $ 383
	    Class C	      $ 142
	    Class Y	      $ 210

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.19

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.13
    	    Class C	      $ 0.13
	    Class Y	      $ 0.20

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             4739

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	        2956
	    Class C             1086
	    Class Y		1047

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 25.50

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 25.21
	    Class C           $ 25.55
	    Class Y           $ 25.61


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1310

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  538
	    Class C	      $  293
	    Class Y	      $  418

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.20

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.14
    	    Class C	      $ 0.15
	    Class Y	      $ 0.24

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             6695

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             3406
	    Class C             1992
	    Class Y		1703

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 32.12

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 31.93
	    Class C           $ 32.17
	    Class Y           $ 32.37